UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. ____ )


Filed by the Registrant                     [x]
Filed by a Party other than the Registrant  [ ]


Check the appropriate box:


[x] Preliminary Proxy Statement

[ ] Confidential,  For  Use  of the  Commission  Only  (as  permitted  by  Rule
    14a-6(e)(2)
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240.14a-12


                                 GAM FUNDS, INC.
                (Name of Registrant as Specified in Its Charter)
__________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (check the appropriate box)

[x] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11


(1)  Title  of  each  class  of   securities  to  which   transaction   applies:
___________________________________

(2)   Aggregate   number   of   securities   to   which   transaction   applies:
___________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ________________________

(4) Proposed maximum aggregate value of transaction: ________________________

(5) Total fee paid: ________________________


[ ] Fee paid previously with preliminary materials. ________________________


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


(1) Amount previously paid: ________________________

(2) Form, Schedule or Registration Statement No.: ________________________

(3) Filing Party: ________________________

(4) Date Filed: ________________________

                                 GAM FUNDS, INC.
                              135 EAST 57TH STREET
                               NEW YORK, NY 10022
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


                          TO BE HELD ON MARCH 31, 2005


To the Class B and Class C Shareholders of the GAM Pacific Basin Fund, the Class B and Class C Shareholders of the GAM Europe Fund and the Class C Shareholders of the GAM American Focus Fund series of GAM Funds, Inc.:

     Notice is hereby given that a Special Meeting of the Shareholders of the Class B and Class C Shareholders of the GAM Pacific Basin Fund, the Class B and Class C Shareholders of the GAM Europe Fund and the Class C Shareholders of the GAM American Focus Fund series of the GAM Funds, Inc., a Maryland corporation (the "Company"), has been called by the Company's Board of Directors. The Special Meeting will be held on March 31, 2005, at 3:00 P.M. (local time), at the offices of the Company on the 25th Floor, 135 East 57th Street, New York, New York 10022, for the following purposes:


     1. To approve a Plan of Reorganization providing for the exchange of Class B Shares for Class A Shares of GAM Pacific Basin;

     2. To approve a Plan of Reorganization providing for the exchange of Class C Shares for Class A Shares of GAM Pacific Basin;

     3. To approve a Plan of Reorganization providing for the exchange of Class B Shares for Class A Shares of GAM Europe Fund;

     4. To approve a Plan of Reorganization providing for the exchange of Class C Shares for Class A Shares of GAM Europe Fund; and

     5. To approve a Plan of Reorganization providing for the exchange of Class C Shares for Class A Shares of GAM American Focus Fund.

     Each shareholder is invited to attend the Special Meeting of Shareholders in person. Only Shareholders of record at the close of business on February 18, 2005 are entitled to notice of, and to vote, at the special meeting. Whether or not you intend to attend the Special Meeting, we urge you to fill in, sign and promptly return the enclosed proxy or use the toll-free telephone number on the proxy card to vote your shares.

     The Board of Directors unanimously approved the proposals and recommends that the Shareholders entitled to vote at the Special Meeting vote "FOR."

                                              By Order of the Board of Directors




__________, 2005

                                           -------------------------------------
                                                               Kenneth A. Dursht
                                                             Corporate Secretary


PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD. PLEASE DATE, SIGN AND RETURN THE PROXY CARD IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. PLEASE MAIL YOUR PROXY PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION. PLEASE SEE THE ENCLOSED PROXY CARD FOR ADDITIONAL VOTING OPTIONS.

                                 GAM FUNDS, INC.
                              135 East 57th Street
                            New York, New York 10022


                                 PROXY STATEMENT


INTRODUCTION
---------------

     This Proxy Statement and Proxy Card are being furnished in connection with the solicitation of proxies on behalf of the Board of Directors of GAM Funds, Inc., a Maryland corporation (the "Company"), for use at a special meeting (the "Special Meeting") of Class B and Class C Shareholders of the GAM Pacific Basin Fund, Class B and Class C Shareholders of the GAM Europe Fund, and the Class C Shareholders of the GAM American Focus Fund Series (each a "Fund" and, collectively, the "Funds") of the Company to be held on March 31, 2005, at 3:00 P.M. (local time) at the offices of the Company on the 25th Floor, 135 East 57th Street, New York, New York 10022, and any adjournments or postponements thereof. This Proxy Statement and enclosed form of proxy are expected to be mailed to shareholders of record of the Funds at the close of business on February 18, 2005 commencing on or about March 1, 2005.

     The Company currently consists of six series, the GAM American Focus Fund, GAM International Fund, GAM Pacific Basin Fund, GAM Europe Fund, GAM Gabelli Long/Short Fund and GAMerica Capital Fund. GAM International Management Ltd. ("GIML"), 12 St. James Place, London, England SW1A INX, is the investment advisor to the Funds, other than GAM American Focus Fund and GAM Gabelli Long/Short Fund. GAM USA Inc., 135 East 57th Street, New York, New York 10022, serves as investment advisor to GAM American Focus Fund. GIML and GAMCO Investors, Inc., One Corporate Center, Rye, New York 10580, serve as co-investment advisors to the GAM Gabelli Long/ Short Fund. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the Company's Administrator, and GAM Services Inc. ("GAM Services"), 135 East 57th Street, New York, New York 10022, is the Company's principal underwriter.

     Any proxy received in time for the Special Meeting will be voted as specified in such proxy. If no instructions are given, proxies will be voted FOR all of the matters specified in the proxy.

     The enclosed proxy is revocable by you at any time prior to the Special Meeting by submitting a written notice of revocation or subsequently executed proxy to the Secretary of the meeting. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the Special Meeting and vote your shares in person.

     The Company may utilize the services of its officers, who will not receive any compensation therefore, to solicit proxies by telephone, by telegraph, by e-mail or in person. In addition, the Company has retained InvestorConnect to assist in the solicitation of proxies for a fee estimated at $8,500 plus reimbursement of expenses. The Company may also request brokers, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of shares of record.

The cost of soliciting proxies will be paid by the Investment Adviser.

     A COPY OF THE COMPANY'S MOST RECENT ANNUAL REPORT AND MOST RECENT SEMI-ANNUAL REPORT HAVE BEEN MAILED TO ALL SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS OF THE COMPANY'S FISCAL YEAR AND MOST RECENTLY ENDED SEMI-ANNUAL PERIOD. IF YOU WOULD LIKE TO RECEIVE ADDITIONAL COPIES OF ANY REPORT, PLEASE CONTACT GAM FUNDS, INC. BY CALLING (800) 426-4685, OPTION 5; WRITING TO 135 EAST 57TH STREET, NEW YORK, NEW YORK 10022; OR VISITING OUR WEBSITE AT WWW.GAM.COM. ALL COPIES ARE PROVIDED FREE OF CHARGE.

     The following table summarizes the proposals applicable to each Fund.



------------------ ------------------------------------------------------------ --------------------------------------
Proposal #         Proposal Description                                         Applicable Fund
------------------ ------------------------------------------------------------ --------------------------------------
------------------ ------------------------------------------------------------ --------------------------------------
        1          To  approve  a Plan  of  Reorganization  providing  for the  GAM Pacific Basin Fund* Class B exchange  of the  Class B Shares  for the Class A Shares of  Shares
                   the GAM Pacific Basin Fund
------------------ ------------------------------------------------------------ --------------------------------------
------------------ ------------------------------------------------------------ --------------------------------------
        2          To  approve  a Plan  of  Reorganization  providing  for the  GAM Pacific Basin Fund* Class C exchange  of the  Class C Shares  for the Class A Shares of  Shares
                   the GAM Pacific Basin Fund
------------------ ------------------------------------------------------------ --------------------------------------
------------------ ------------------------------------------------------------ --------------------------------------
        3          To  approve  a Plan  of  Reorganization  providing  for the  GAM Europe Fund* Class B Shares exchange  of the  Class B Shares  for the Class A Shares of the GAM Europe Fund
------------------ ------------------------------------------------------------ --------------------------------------
------------------ ------------------------------------------------------------ --------------------------------------
        4          To  approve  a Plan  of  Reorganization  providing  for the  GAM Europe Fund* Class C Shares exchange  of the  Class C Shares  for the Class A Shares of the GAM Europe Fund
------------------ ------------------------------------------------------------ --------------------------------------
------------------ ------------------------------------------------------------ --------------------------------------
        5          To  approve  a Plan  of  Reorganization  providing  for the  GAM American Focus Fund* Class C exchange  of the  Class C Shares  for the Class A Shares of  Shares
                   the GAM American Focus Fund
------------------ ------------------------------------------------------------ --------------------------------------


     * Voting on Proposal 1 will be limited to the holders of Class B Shares of the GAM Pacific Basin Fund. Voting on Proposal 2 will be limited to holders of the Class C Shares of the GAM Pacific Basin Fund. Voting on Proposal 3 will be limited to holders of the Class B Shares of the GAM Europe Fund. Voting on Proposal 4 will be limited to holders of Class C Shares of the GAM Europe Fund. Voting on Proposal 5 will be limited to holders of Class C Shares of the GAM American Focus Fund.

     Shares of each class of each Fund issued and outstanding as of January 31, 2005 are indicated in the following table:


---------------------------------------------------------------------------------------------------------------
FUN SERIES                                  CLASS A SHARES         CLASS B SHARES          CLASS C SHARES
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
GAM Pacific Basin  Fund                       2,251,818.27            103,337.71              77,533.33
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
GAM Europe Fund                               2,468,574.83            125,028.64              35,373.77
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
GAM American Focus Fund                       3,537,901.28            147,992.98              58,659.69
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

     Taken together, these shares constituted all of the outstanding securities of the Funds as of January 31, 2005. To the knowledge of the Company, the following shareholder(s) is the beneficial owner or owner of record of (5% or more) of the relevant Fund's outstanding shares as of January 31, 2005:



--------------------------------------- ------------------------------------------------------------------------------
                                        GAM PACIFIC   GAM PACIFIC      GAM EUROPE     GAM EUROPE       GAM AMERICAN
                                        BASIN FUND    BASIN FUND       FUND           FUND             FOCUS FUND
                                        CLASS B       CLASS C          CLASS B        CLASS C          CLASS C
-------------------------------------- ------------------------------------------------------------------------------
--------------------------------------- ------------------------------------------------------------------------------
Merrill Lynch                              36.64%         16.03%          15.94%          17.38%           61.20%
Special Custody Account for the
exclusive benefit of customers of
MLPF&S
4800 Deer Park Dr. E.
Jacksonville, FL 32246
--------------------------------------- ------------------------------------------------------------------------------
--------------------------------------- ------------------------------------------------------------------------------
UBS Financial Services Inc.
FBO-FINSVC CDN FBO
Donald E. Tambini
P.O. Box 3321                                                  %
1000 Harbor Blvd.                                          5.96
Weekhawken, NJ 07086
--------------------------------------- ------------------------------------------------------------------------------
--------------------------------------- ------------------------------------------------------------------------------
UBS Financial Services Inc.
FBO Joel T & Betty Lu Williams
Limited Partnership                                            %
P.O. Box 12150                                            24.32
Dallas, TX  75225
--------------------------------------- ------------------------------------------------------------------------------
--------------------------------------- ------------------------------------------------------------------------------
Raymond James & Assoc. Inc.
FBO Atrak Kaveh
880 Carillon Parkway                                           %
St. Petersburg, FL  33716                                  7.25
--------------------------------------- ------------------------------------------------------------------------------

--------------------------------------- ------------------------------------------------------------------------------
UBS Financial Services Inc.
FBO T/W Maurice L. Strauss FBO Ben S.
Isdaner & S Krause B Strauss
Attn. Robert Friedman
1650 Arch St. Floor 22
Philadelphia, PA  19103
                                                           7.32%                          13.12%
--------------------------------------- ------------------------------------------------------------------------------
--------------------------------------- ------------------------------------------------------------------------------
Piper Jaffray & Co.
A/C 6641-2034
800 Nicollet Mall                                                           .
Minneapolis, MN  55402                                                    11 73%
--------------------------------------- ------------------------------------------------------------------------------
--------------------------------------- ------------------------------------------------------------------------------
UBS Financial Services Inc.
FBO Robert Smith
560 Broadhollow Road                                                                      2
Suite 315                                                                                  0.53%
Melville, NY  11747
--------------------------------------- ------------------------------------------------------------------------------
--------------------------------------- ------------------------------------------------------------------------------
UBS Financial Services Inc.
FBO E Rosen - Ducat T Rosen B Strauss
Isdane H. Gladstone Ttees
Attn. Robert Friedman
1650 Arch St. Floor 22                                                                     6.56%
Philadelphia, PA  19103
--------------------------------------- ------------------------------------------------------------------------------
--------------------------------------- ------------------------------------------------------------------------------
First Clearing, LLC
A/C 8252 - 4876
Patricia M. Tack IRA
FCC as Custodian
26933 Old Holley Road                                                                      6.63%
Sweet Home, OR 97386
--------------------------------------- ------------------------------------------------------------------------------
--------------------------------------- ------------------------------------------------------------------------------
Piper Jaffray & Co.
A/C 8200-0634
800 Nicollet Mall
Minneapolis, MN  55402                                                                     7.39%
--------------------------------------- ------------------------------------------------------------------------------


--------------------------------------- ------------------------------------------------------------------------------
UBS Financial Services Inc.
FBO Bert Albert or Mary P Albert
Tttes of the Albert Family Trust DTD
October 21, 1997
101 Gray Fox Lane                                                                                          5.29%
Rocky Hill, CT  06067
--------------------------------------- ------------------------------------------------------------------------------

To the knowledge of the Company, no other Shareholder is a beneficial owner or owner of record of more than 5% of the outstanding shares of any of the above-referenced class of any Fund on that date.

     On February 18, 2005, the record date for determination of Shareholders entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof, no director or officer of the Company had a substantial interest, by security holding or otherwise, either direct or indirect, in any matter to be acted upon. Each whole share is entitled to one vote at the Special Meeting, with pro rata voting rights for any fractional shares.

                                      * * *

PROPOSAL ONE: TO APPROVE A PLAN OF REORGANIZATION  PROVIDING FOR THE EXCHANGE OF
              THE CLASS B SHARES FOR THE CLASS A SHARES OF THE GAM PACIFIC BASIN FUND

PROPOSAL TWO: TO APPROVE A PLAN OF REORGANIZATION PROVIDING FOR THE EXCHANGE OF
              THE CLASS C SHARES FOR THE CLASS A SHARES OF THE GAM PACIFIC BASIN FUND

PROPOSAL THREE: TO APPROVE A PLAN OF  REORGANIZATION  PROVIDING FOR THE EXCHANGE
                OF THE CLASS B SHARES FOR THE CLASS A SHARES OF THE GAM EUROPE FUND

PROPOSAL FOUR: TO APPROVE A PLAN OF REORGANIZATION PROVIDING FOR THE EXCHANGE OF
               THE CLASS C SHARES FOR THE CLASS A SHARES OF THE GAM EUROPE FUND

PROPOSAL FIVE: TO APPROVE A PLAN OF REORGANIZATION PROVIDING FOR THE EXCHANGE OF
               THE CLASS C SHARES FOR THE CLASS A SHARES OF THE GAM AMERICAN FOCUS FUND

REASONS FOR THE REORGANIZATION
------------------------------

     The Board of Directors of the Company recommends that shareholders of the Funds (i) exchange outstanding Class C Shares of each Fund for Class A Shares of the respective Fund, (ii) exchange outstanding Class B Shares of the GAM Pacific Basin Fund for Class A Shares of the GAM Pacific Basin Fund and (iii) exchange outstanding Class B Shares of the GAM Europe Fund for Class A Shares of the GAM Europe Fund.


     The Class B shares of the GAM Pacific Basin Fund and GAM Europe Fund, and the Class C Shares of the Funds have not proven to be popular with investors in recent years. As a result, the total assets in each class have decreased to $1,108,716 in GAM Pacific Basin Fund Class B Shares, $680,830 in GAM Pacific Basin Fund Class C Shares, $1,537,549 in GAM Europe Fund Class B Shares, $383,614 in GAM Europe Fund Class C Shares and $758,770 for GAM American Focus Fund Class C Shares as of January 31, 2005. The asset levels of these classes have contributed to the relatively high expense ratios of these classes (3.41% and 3.12% of average net assets for GAM Pacific Basin Fund Class B and Class C Shares, respectively, 3.21% and 6.41% for GAM Europe Fund Class B and Class C
Shares, respectively, and 3.61% for GAM American Focus Fund Class C Shares for the year ended December 31, 2004), making these classes less attractive to existing and prospective investors. Accordingly, the Board of Directors determined on November 10, 2004 to cease offering new Class C Shares for the GAM Pacific Basin Fund, GAM Europe Fund and GAM American Focus Fund, effective December 29, 2004. Previously, Class B Shares were closed to new purchases as of January 1, 2003 for any of the series of the Company. The Board of Directors believes that the exchange of the existing Class B or Class C Shares, as applicable, for Class A Shares of the applicable Fund will benefit existing shareholders by permitting them to invest in Class A Shares that are subject to a lower 12b-1 fee (0.30% of average net assets for Class A, as opposed to 1.00% for Class B or Class C) and lower overall expense ratios (see charts below).





GAM Pacific Basin Fund
----------------------
                                                                                              Pro-forma
                                    Audited Financials December 31, 2004                 after reorganization
                                                                                              of Class B
                                 ----------------------------------------------          -----------------------
                                 Class A        Class B       Variance                         Class A
                                ----------    -------------   ----------------          -----------------------
Management Fees                     1.00%            1.00%                                               1.00%
Distribution Fees                   0.30%            1.00%                                               0.30%
Other Expenses                      1.67%            1.82%                                               1.59%
                                ----------    -------------   ----------------          -----------------------
Total*                              2.97%            3.82%              0.85%                            2.89%
                                ==========    =============   ================          =======================


GAM Pacific Basin Fund
------------------------
                                                                                               Pro-forma
                                                                                         after reorganization
                                    Audited Financials December 31, 2004                      of Class C
                                ----------------------------------------------          ------------------------
                                 Class A        Class C          Variance                       Class A
                                ----------    -------------   ----------------          ------------------------
Management Fees                   1.00%          1.00%                                           1.00%
Distribution Fees                 0.30%          1.00%                                           0.30%
Other Expenses                    1.67%          2.93%                                           1.59%
                                ----------    -------------   ----------------          ------------------------
Total*                            2.97%          4.93%             1.96%                         2.89%
                                ==========    =============   ================          ========================

                                                                                               Pro-forma
                                                                                         after reorganization
                                    Audited Financials December 31, 2004                   of Class B and C
                                ----------------------------------------------          ------------------------
                                 Class A        Class B           Class C                       Class A
                                ----------    -------------   ----------------          ------------------------
Management Fees                   1.00%          1.00%             1.00%                         1.00%
Distribution Fees                 0.30%          1.00%             1.00%                         0.30%
Other Expenses                    1.67%          1.82%             2.93%                         1.45%
                                ----------    -------------   ----------------          ------------------------
Total*                            2.97%          3.82%             4.93%                         2.75%
                                ==========    =============   ================          ========================

* Totals exclude any expense reimbursements by the investment advisor. For the year ended December 31, 2004, the investment advisor had agreed to reimburse expenses of the GAM Pacific Basin Fund in order that total fund expenses, including management fee but excluding 12b-1 fees, will not exceed 2.20% of average net assets. During the fiscal year 2005, the investment advisors have voluntarily agreed to waive a portion of its advisory fee in the amount of 0.10% per annum with respect to GAM American Focus Fund, GAM International Fund, GAM
Pacific Basin Fund, GAM Europe Fund and GAMerica Capital Fund.

GAM Europe Fund
----------------
                                                                                              Pro-forma
                                                                                         after reorganization
                                    Audited Financials December 31, 2004                      of Class B
                             ----------------------------------------------------       -----------------------------
                                Class A           Class B           Variance                   Class A
                             --------------    --------------    ----------------       -----------------------------
Management Fees                  1.00%             1.00%                                        1.00%
Distribution Fees                0.30%             1.00%                                        0.30%
Other Expenses                   1.24%             1.21%                                        1.19%
                             --------------    --------------    ----------------       -----------------------------
Total*                           2.54%             3.21%              0.67%                     2.49%
                             ==============    ==============    ================       =============================

                                                                                              Pro-forma
                                                                                         after reorganization
                                    Audited Financials December 31, 2004                      of Class C
                             ----------------------------------------------------       -----------------------------
                                Class A           Class C           Variance                   Class A
                             --------------    --------------    ----------------       -----------------------------
Management Fees                  1.00%             1.00%                                        1.00%
Distribution Fees                0.30%             1.00%                                        0.30%
Other Expenses                   1.24%             4.41%                                        1.20%
                             --------------    --------------    ----------------       -----------------------------
Total*                           2.54%             6.41%              3.87%                     2.50%
                             ==============    ==============    ================       =============================


GAM Europe Fund
-----------------
                                                                                                 Pro-forma
                                                                                          after reorganization of
                                Audited Financials December 31, 2004                            Class B and C
                             ----------------------------------------------------     -------------------------------
                                Class A           Class B         Class C                        Class A
                             --------------    --------------    ----------------     -------------------------------
Management Fees                  1.00%             1.00%           1.00%                          1.00%
Distribution Fees                0.30%             1.00%           1.00%                          0.30%
Other Expenses                   1.24%             1.21%           4.41%                          1.11%
                             --------------    --------------    ----------------     -------------------------------
Total*                           2.54%             3.21%           6.41%                          2.41%
                             ==============    ==============    ================     ===============================

* During the fiscal year 2005, the advisor has voluntarily agreed to waive a portion of its advisory fee in the amount of 0.10% per annum.

GAM American Focus Fund
-----------------------

                                                                                                Pro-forma
                                                                                        after reorganization of
                                   Audited Financials December 31, 2004                            Class C
                               ---------------------------------------------          -------------------------------
                                Class A         Class C         Variance                         Class A
                               -----------   ------------    ---------------          -------------------------------
Management Fees                  1.00%           1.00%                                            1.00%
Distribution Fees                0.30%           1.00%                                            0.30%
Other Expenses                   0.48%           1.61%                                            0.47%
                               -----------   ------------    ---------------          -------------------------------
Total*                           1.78%           3.61%           1.83%                            1.77%
                               ===========   ============    ===============          ===============================

* During the fiscal year 2005, the advisor has voluntarily agreed to waive a amount of 0.10% per annum. portion of its advisory fee in the

The investment advisor of each Fund has agreed to assume the costs and expenses associated with the Fund's reorganization, excepting brokerage commissions, taxes, and extraordinary expenses, if any. There will be no administrative fees, redemption fees or deferred sales loads charged to shareholders who exchange their Shares for Class A Shares pursuant to the Plans of Reorganization. The Plans of Reorganization will not impose a new fee or expense or increase any existing fee or expense to be paid by the Funds or their Shareholders.

DESCRIPTION OF THE REORGANIZATION
----------------------------------

     The description of the Plans of Reorganization in this Proxy Statement is qualified in its entirety by reference to the Plans of Reorganization itself, a form attached to this Proxy Statement as Exhibit 1. The Plans of Reorganization provide for the exchange of all of the Class C Shares of each Fund in exchange for Class A Shares of the respective Fund. The Plans of Reorganization also provide for the exchange of all of the outstanding Class B Shares of each of the GAM Pacific Basin Fund and GAM Europe Fund in exchange for Class A Shares of the respective Fund. The total number of issued and outstanding Class A Shares, Class B Shares and Class C Shares for each Fund can be found on the table on page 3. The Plans of Reorganization provide for the distribution on the day following the valuation date, or on such other date as may be agreed upon by the Company (the "Effective Time"), of full and fractional shares of Class A Shares to the holders of Class C and Class B Shares of record of such applicable Fund. The Plans of Reorganization provide that at the Effective Time, the number of Class A Shares issued by each Fund in exchange for the Class B and/or C Shares of the same Fund will have an aggregate net asset value equal to the aggregate net asset value of the Class B and/or C Shares of the applicable Fund being exchanged. If the Shareholders of the Funds entitled to vote approve Proposals 2, 4 and 5, all of the outstanding Class C Shares of each Fund will be exchanged for Class A Shares of the same respective Fund at the Effective Time. If the Shareholders of the applicable Funds entitled to vote approve Proposals 1 and 3, all of the Class B Shares of each such Fund will be exchanged for Class A Shares of the same respective Fund at the Effective Time.

     The Class A Shares issued in exchange for the Class C and/or Class B Shares as contemplated by the Plans of Reorganization will have the same class structure, including fees and expenses, as the currently outstanding Class A Shares of the respective Fund. There will be no effect on the rights of existing Shareholders in any of the Funds upon consummation of the exchange.

FEDERAL INCOME TAX CONSEQUENCES
--------------------------------

     The share exchange is expected to qualify as a tax-free  transaction  under
Section 1036 of the Internal Revenue Code of 1986, as amended (the "Code") and should also qualify as a tax-free "reorganization" within the meaning of Section 368(a)(1)(E) of the Code. As a consequence, the share exchange will be tax-free for the holders of the Class B and/or C Shares of the Funds, as applicable.

CONCLUSION
----------

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSED PLAN OF REORGANIZATION FOR EACH FUND. Each Plan of Reorganization will become effective immediately upon its approval.

                            SUPPLEMENTAL INFORMATION


                              SHAREHOLDER PROPOSALS

     The Company does not ordinarily hold annual meetings of shareholders. Any shareholder desiring to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send written proposals to the Company at GAM Funds, Inc., 135 East 57th Street, New York, New York 10022. Any proposal should be received a reasonable time prior to the date of the meeting of shareholders to be considered for inclusion in the materials for the meeting.


                             ADDITIONAL INFORMATION

     The presence in person or by proxy of the holders of a majority of the outstanding voting shares of the appropriate Fund is required to constitute a quorum for the Special Meeting. In the event that a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments or postponements of the Special Meeting to permit further solicitation of proxies with respect to the Proposal. In determining whether to adjourn or postpone the Special Meeting, the following factors may be considered: the nature of the Proposal; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation; and the information to be provided to Shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. A shareholder vote may be taken on one or more of the Proposals or on any other matter that may properly come before a Special Meeting prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. The persons named as proxies will vote those proxies that they are entitled to vote "FOR" any Proposal in favor of an adjournment and will vote those proxies required to be voted "AGAINST" any such Proposal against any adjournment.

     Approval of each of Proposals 1 and 3 will require the affirmative vote of a majority of the votes cast at the Special Meeting by the outstanding Class B voting shares of the appropriate Fund. Approval of each of Proposals 2, 4 and 5 will require the affirmative vote of a majority of the votes cast at the Special Meeting by the outstanding Class C voting shares of the appropriate Fund. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a vote "against" for purposes of obtaining the requisite approval of each Proposal.

                                  OTHER MATTERS

     Management does not know of any matters to be presented at the Special Meeting other than those stated and described in this Proxy Statement. If any other business should come before the meeting, the proxies will vote thereon in accordance with their best judgment.

     If you cannot attend the Special Meeting in person, please complete and sign the enclosed proxy and return it in the envelope provided so that the Special Meeting may be held and action taken on the matters described herein with the greatest possible number of shares participating.


Dated:   _____________, 2005


     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

                              CLASS B SHAREHOLDERS
                             GAM PACIFIC BASIN FUND
                                 GAM FUNDS, INC.

                                      PROXY

               PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS FOR
                  SPECIAL MEETING TO BE HELD ON MARCH 31, 2005



     The undersigned hereby appoints Teresa B. Riggin and Ying Tung, or either of them, as the undersigned's proxy or proxies, with full power of substitution, to vote all Class B shares of the GAM Pacific Basin Fund Series of GAM Funds, Inc. that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at 135 East 57th Street, 25th Floor, New York, New York, on March 31, 2005, at 3:00 p.m., local time, and any adjournments or postponements thereof, as fully as the undersigned could if personally present, upon the proposals set forth below, revoking any proxy or proxies heretofore given.

     The undersigned hereby instructs the said proxies to vote in accordance with the instructions provided below with respect to the Proposal. The undersigned understands that if he or she does not provide an instruction, that the proxies will vote his or her shares in favor of the Proposal. The proxies will also vote on any other matter that may arise at the Special Meeting or any adjournments or postponements thereof, according to their best judgment.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

If you would like to vote over the phone or should have any questions regarding the proxy information, please call 800-317-7957 between the hours of 10:00 a.m. and 8:00 p.m., Eastern Time, Monday through Friday. Representatives will be happy to assist you through the voting process.


                              FOLD AND DETACH HERE

 -------------------------------------------------------------------------------

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE BELOW, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND IN THE DISCRETION OF THE PROXY HOLDER WITH RESPECT TO ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

     PROPOSAL 1: To approve a Plan of Reorganization providing for the exchange of Class B Shares for Class A Shares of the GAM Pacific Basin Fund.

                                              FOR       AGAINST         ABSTAIN

PLEASE VOTE BY CHECKING THE APPROPRIATE       [ ]         [ ]            [ ]
BOX AS IN THIS EXAMPLE [X]

THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY  RECOMMENDS A VOTE "FOR" PROPOSAL
1.



     Please mark, date, sign and mail your Proxy Card in the envelope provided as soon as possible.


                           Signature(s):  ____________________ Date:__________

                           Signature(s):  ____________________



Note:Please sign exactly as your name or names appear on your account. For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, etc., please so indicate and give your full title. If signer is a corporation, please sign full name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                              CLASS C SHAREHOLDERS
                             GAM PACIFIC BASIN FUND
                                 GAM FUNDS, INC.

                                      PROXY

               PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS FOR
                  SPECIAL MEETING TO BE HELD ON MARCH 31, 2005


     The undersigned hereby appoints Teresa B. Riggin and Ying Tung, or either of them, as the undersigned's proxy or proxies, with full power of substitution, to vote all Class C shares of the GAM Pacific Basin Fund Series of GAM Funds, Inc. that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at 135 East 57th Street, 25th Floor, New York, New York, on March 31, 2005, at 3:00 p.m., local time, and any adjournments or postponements thereof, as fully as the undersigned could if personally present, upon the proposals set forth below, revoking any proxy or proxies heretofore given.

     The undersigned hereby instructs the said proxies to vote in accordance with the instructions provided below with respect to the Proposal. The undersigned understands that if he or she does not provide an instruction, that the proxies will vote his or her shares in favor of the Proposal. The proxies will also vote on any other matter that may arise at the Special Meeting or any adjournments or postponements thereof, according to their best judgment.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

If you would like to vote over the phone or should have any questions regarding the proxy information, please call 800-317-7957 between the hours of 10:00 a.m. and 8:00 p.m., Eastern Time, Monday through Friday. Representatives will be happy to assist you through the voting process.



                              FOLD AND DETACH HERE


--------------------------------------------------------------------------------

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE BELOW, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND IN THE DISCRETION OF THE PROXY HOLDER WITH RESPECT TO ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.



     PROPOSAL 2: To approve a Plan of Reorganization providing for the exchange of Class C Shares for Class A Shares of the GAM Pacific Basin Fund.

                                              FOR       AGAINST         ABSTAIN

PLEASE VOTE BY CHECKING THE APPROPRIATE       [ ]         [ ]            [ ]
BOX AS IN THIS EXAMPLE [X]

THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY  RECOMMENDS A VOTE "FOR" PROPOSAL
2.


     Please mark, date, sign and mail your Proxy Card in the envelope provided as soon as possible.

                          Signature(s):  ____________________ Date:__________

                          Signature(s):  ____________________


Note:Please  sign  exactly  as your name or names  appear on your  account.  For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, etc., please so indicate and give your full title. If signer is a corporation, please sign full name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                              CLASS B SHAREHOLDERS
                                GAM EUROPE FUND
                                 GAM FUNDS, INC.

                                      PROXY

               PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS FOR
                  SPECIAL MEETING TO BE HELD ON MARCH 31, 2005


     The undersigned hereby appoints Teresa B. Riggin and Ying Tung, or either of them, as the undersigned's proxy or proxies, with full power of substitution, to vote all Class B shares of the GAM Europe Fund Series of GAM Funds, Inc. that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at 135 East 57th Street, 25th Floor, New York, New York, on March 31, 2005, at 3:00 p.m., local time, and any adjournments or postponements thereof, as fully as the undersigned could if personally present, upon the proposals set forth below, revoking any proxy or proxies heretofore given.

     The undersigned hereby instructs the said proxies to vote in accordance with the instructions provided below with respect to the Proposal. The undersigned understands that if he or she does not provide an instruction, that the proxies will vote his or her shares in favor of the Proposal. The proxies will also vote on any other matter that may arise at the Special Meeting or any adjournments or postponements thereof, according to their best judgment.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

If you would like to vote over the phone or should have any questions regarding the proxy information, please call 800-317-7957 between the hours of 10:00 a.m. and 8:00 p.m., Eastern Time, Monday through Friday. Representatives will be happy to assist you through the voting process.

                              FOLD AND DETACH HERE


--------------------------------------------------------------------------------

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE BELOW, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND IN THE DISCRETION OF THE PROXY HOLDER WITH RESPECT TO ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.


     Proposal 3: To approve a Plan of Reorganization providing for the exchange of Class B Shares for Class A Shares of the GAM Europe Fund.


                                              FOR       AGAINST         ABSTAIN

PLEASE VOTE BY CHECKING THE APPROPRIATE       [ ]         [ ]            [ ]
BOX AS IN THIS EXAMPLE [X]

THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY  RECOMMENDS A VOTE "FOR" PROPOSAL
3.

     Please mark, date, sign and mail your Proxy Card in the envelope provided as soon as possible.

                           Signature(s):  ____________________ Date:__________

                           Signature(s):  ____________________


Note:Please sign exactly as your name or names appear on your account. For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, etc., please so indicate and give your full title. If signer is a corporation, please sign full name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                              CLASS C SHAREHOLDERS
                                 GAM EUROPE FUND
                                 GAM FUNDS, INC.

                                      PROXY

               PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS FOR
                  SPECIAL MEETING TO BE HELD ON MARCH 31, 2005


     The undersigned hereby appoints Teresa B. Riggin and Ying Tung, or either of them, as the undersigned's proxy or proxies, with full power of substitution, to vote all Class C shares of the GAM Europe Fund Series of GAM Funds, Inc. that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at 135 East 57th Street, 25th Floor, New York, New York, on March 31, 2005, at 3:00 p.m., local time, and any adjournments or postponements thereof, as fully as the undersigned could if personally present, upon the proposals set forth below, revoking any proxy or proxies heretofore given.

     The undersigned hereby instructs the said proxies to vote in accordance with the instructions provided below with respect to the Proposal. The undersigned understands that if he or she does not provide an instruction, that the proxies will vote his or her shares in favor of the Proposal. The proxies will also vote on any other matter that may arise at the Special Meeting or any adjournments or postponements thereof, according to their best judgment.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

If you would like to vote over the phone or should have any questions regarding the proxy information, please call 800-317-7957 between the hours of 10:00 a.m. and 8:00 p.m., Eastern Time, Monday through Friday. Representatives will be happy to assist you through the voting process.


                              FOLD AND DETACH HERE


--------------------------------------------------------------------------------

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE BELOW, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND IN THE DISCRETION OF THE PROXY HOLDER WITH RESPECT TO ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

     Proposal 4: To approve a Plan of Reorganization providing for the exchange of Class C Shares for Class A Shares of the GAM Europe Fund.



                                              FOR       AGAINST         ABSTAIN

PLEASE VOTE BY CHECKING THE APPROPRIATE       [ ]         [ ]            [ ]
BOX AS IN THIS EXAMPLE [X]

THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY  RECOMMENDS A VOTE "FOR" PROPOSAL
4.

     Please mark, date, sign and mail your Proxy Card in the envelope provided as soon as possible.


                           Signature(s):  ____________________ Date:__________

                           Signature(s):  ____________________


Note:Please  sign  exactly  as your name or names  appear on your  account.  For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, etc., please so indicate and give your full title. If signer is a corporation, please sign full name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                              CLASS C SHAREHOLDERS
                             GAM AMERICAN FOCUS FUND
                                 GAM FUNDS, INC.

                                      PROXY

               PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS FOR
                  SPECIAL MEETING TO BE HELD ON MARCH 31, 2005


     The undersigned hereby appoints Teresa B. Riggin and Ying Tung, or either of them, as the undersigned's proxy or proxies, with full power of substitution, to vote all Class C shares of the GAM American Focus Fund Series of GAM Funds, Inc. that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at 135 East 57th Street, 25th Floor, New York, New York, on March 31, 2005, at 3:00 p.m., local time, and any adjournments or postponements thereof, as fully as the undersigned could if personally present, upon the proposals set forth below, revoking any proxy or proxies heretofore given.

     The undersigned hereby instructs the said proxies to vote in accordance with the instructions provided below with respect to the Proposal. The undersigned understands that if he or she does not provide an instruction, that the proxies will vote his or her shares in favor of the Proposal. The proxies will also vote on any other matter that may arise at the Special Meeting or any adjournments or postponements thereof, according to their best judgment.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

If you would like to vote over the phone or should have any questions regarding the proxy information, please call 800-317-7957 between the hours of 10:00 a.m. and 8:00 p.m., Eastern Time, Monday through Friday. Representatives will be happy to assist you through the voting process.

                              FOLD AND DETACH HERE

-------------------------------------------------------------------------------

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE BELOW, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND IN THE DISCRETION OF THE PROXY HOLDER WITH RESPECT TO ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.


     Proposal 5: To approve a Plan of Reorganization providing for the exchange of Class C Shares for Class A Shares of the GAM American Focus Fund.



                                              FOR       AGAINST         ABSTAIN

PLEASE VOTE BY CHECKING THE APPROPRIATE       [ ]         [ ]            [ ]
BOX AS IN THIS EXAMPLE [X]


THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY  RECOMMENDS A VOTE "FOR" PROPOSAL
5.

     Please mark, date, sign and mail your Proxy Card in the envelope provided as soon as possible.


                           Signature(s):  ____________________ Date:__________

                           Signature(s):  ____________________


Note:Please sign exactly as your name or names appear on your account. For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, etc., please so indicate and give your full title. If signer is a corporation, please sign full name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                                    EXHIBIT 1

                             PLANS OF REORGANIZATION


     THE PLANS OF REORGANIZATION (EACH, A "PLAN" AND COLLECTIVELY, THE "PLANS") dated as of this 18th day of February 2005 is adopted in respect of the GAM Pacific Basin Fund, GAM Europe Fund and GAM American Focus Fund (each, a "FUND"), each a separate series of GAM Funds, Inc. (the "COMPANY"), a Maryland corporation with its principal place of business at 135 East 57th Street, New York, New York 10022, operating as an open-end management investment company under the Investment Company Act of 1940 (the "1940 ACT").

     The Plans are intended to be and each is adopted as a plan of reorganization within the meaning of Section 368(a)(1)(E) of the U.S. Internal Revenue Code of 1986, as amended (the "CODE"). The reorganization (the
"REORGANIZATION") will consist of (i) the transfer of all of the outstanding Class C Shares of each Fund in exchange for the issuance of Class A Shares of the same respective Fund, (ii) the distribution by each Fund, on the Closing Date (as defined herein) or as soon thereafter as conveniently practicable, of Class A Shares of such Fund to the holders of the Class C Shares of such Fund (collectively, the "CLASS C HOLDERS"), (iii) the transfer of all of the Class B Shares of GAM Pacific Basin Fund in exchange for the issuance of Class A Shares of the GAM Pacific Basin Fund, (iv) the transfer of all of the Class B Shares of the GAM Europe Fund in exchange for the issuance of Class A Shares of the GAM Europe Fund, (v) the distribution by the GAM Pacific Basin Fund, on the Closing Date, or as soon thereafter as conveniently practicable, of Class A Shares to the holders of Class B Shares (collectively, the "GAM PACIFIC BASIN CLASS B HOLDERS") and (vi) the distribution by the GAM Europe Fund, on the Closing Date or as soon thereafter as conveniently practicable, of the Class A Shares to the holders of the Class B Shares (the "GAM EUROPE CLASS B HOLDERS" and, together with the "GAM PACIFIC BASIN CLASS B HOLDERS," the "CLASS B HOLDERS"), all upon the terms and subject to the conditions set forth herein.

     WHEREAS, each share exchange is expected to qualify as a tax-free transaction under Section 1036 of the Code and should also qualify as a tax-free "reorganization" within the meaning of Section 368(a)(1)(E) of the Code; and

     WHEREAS, the Board of Directors of the Company on behalf of the Funds has determined that the exchange of all of the Class C Shares of each Fund for Class A Shares of the respective Fund is in the best interests of such Fund shareholders, and that the interests of the existing holders of Class A Shares of each Fund would not be diluted as a result of this transaction. The Board of Directors of the Company on behalf of the GAM Pacific Basin Fund and GAM Europe Fund has determined that the exchange of all of the Class B Shares of such Funds for Class A Shares of the respective Fund is in the best interests of such Fund shareholders, and that the interests of the existing holders of Class A Shares of each of GAM Pacific Basin and GAM Europe Fund would not be diluted as a result of these transactions.

1.  TRANSFER AND EXCHANGE

     1.1. Upon the terms and subject to the conditions set forth herein, each Class B Holder and Class C Holder shall transfer all of their respective outstanding Class B and Class C Shares to the same respective Fund, free and clear of all liens and encumbrances, and the respective Fund shall issue and deliver to each such Class B Holder and Class C Holder the number of Class A Shares of the respective Fund, including fractional Class A Shares, determined by dividing the net asset value of one Class B or Class C Share of the respective Fund, as applicable, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Class A Share of the same respective Fund, computed in the manner as of the time and date set forth in paragraph 2.2, multiplied by the total number of Class B or Class C Shares of the respective Fund, as applicable, owned by each such Class B Holder or Class C Holder. Such transactions shall take place at the closing on the Closing Date (as defined below) provided for in paragraph 3.1 (the "CLOSING").

     1.2. On the Closing Date or as soon thereafter as is conveniently practicable (the "DISTRIBUTION DATE"), each Fund, as applicable, will distribute pro rata to the Class B Holders and Class C Holders of record of the respective Fund determined as of the close of business on the Closing Date, the Class A Shares of the same respective Fund. Such distribution will be accomplished by the transfer of such Class A Shares on the books of the applicable Fund to the accounts in the name of the respective Class B Holders and Class C Holders and representing the respective pro rata number of the Class A Shares of the same respective Fund due such shareholders. All issued and outstanding (i) Class B Shares of the GAM Pacific Basin Fund and GAM Europe Fund and (ii) Class C Shares of each Fund will simultaneously be cancelled on the books of the applicable Fund.

     1.3. Ownership of the Class A Shares of the applicable Fund will be shown on the books of such Fund's transfer agent. Class A Shares will be issued in the manner described in the current prospectus and statement of additional information of the Funds.

     1.4. Any transfer taxes payable upon issuance of the Class A Shares in a name other than the registered Class B Holder and/or the Class C Holder, as applicable, on the books of such Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Class A Shares are to be issued and transferred.

2.  VALUATION

     2.1. The net asset value of the Class B and Class C Shares of the applicable Funds shall be the value computed as of the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") on the date of the Closing of the Reorganization (such time and date being hereinafter called the "CLOSING DATE" or the "VALUATION DATE"), using the valuation procedures set forth in such Fund's most recent annual report to shareholders.

     2.2. The net asset value of the Class A Shares of each Fund shall be the value computed as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures set forth in such Fund's most recent annual report to shareholders.

     2.3. All computations of value shall be made by the Funds' pricing agent in accordance with its regular practice as pricing agent for the Funds.

3.  CLOSING AND CLOSING DATE

     3.1. The Closing Date shall be established by the Company in its sole discretion. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held as of 5:00 p.m. (local time) at the offices of the Company, 135 East 57th Street, New York, New York 10022, or at such other time and/or place as the Company shall decide.

     3.2. In the event that on the Valuation Date (i) the NYSE or another primary trading market for portfolio securities of the Funds shall be closed to trading or trading thereon shall be restricted or (ii) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of any Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.  OPERATION OF BUSINESS

     4.1. Each Fund will operate its business, with regard to the shares referred to herein, in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions necessary or advisable, in each case payable either in cash or in additional shares.

     4.2. Each Plan shall become effective upon its approval by the affirmative vote of the majority of the votes cast at the shareholder meeting by the outstanding Class B or Class C Shares, as applicable, of the appropriate Fund. The Funds will use commercially reasonable efforts to take all actions necessary, proper or advisable to obtain approval of the transactions contemplated herein.

     4.3. The Fund shall use its commercially reasonable efforts to cause the Reorganization to qualify as a tax-free transaction under Section 1036 of the Code and as a tax-free "reorganization" within the meaning of Section 368(a)(1)(E) of the Code.

5.  CONDITIONS PRECEDENT TO OBLIGATIONS FOR REORGANIZATION

     If a Plan is not approved in accordance with the provisions of the Company's Articles of Incorporation and By-laws on or before the Closing Date, such Plan shall not be consummated.

6.  BROKERAGE FEES AND EXPENSES

     6.1. The investment adviser to the Funds will assume the costs and expenses of the Reorganization excepting brokerage commissions, taxes and extraordinary expenses, if any.